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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2000

                             PARLUX FRAGRANCES, INC.
             (Exact name of registrant as specified in its charter)

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
              Delaware                              0-15491                           22-2562955
     (State or other jurisdiction            (Commission File Number)               (I.R.S. Employer
           of incorporation)                                                       Identification No.)

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                      3725 S.W. 30th Avenue

                     Ft. Lauderdale, Florida                         33312
            (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (954) 316-9008

                                 Not Applicable

          (Former name or former address, if changes since last report)

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

On October 5, 2000, Parlux Fragrances, Inc. (the "Company") engaged Deloitte & Touche LLP ("D & T"), as its independent certified public accountants. The Company's Audit Committee approved the engagement of D & T.

As previously reported in the Company's Form 8-K, filed on April 11, 2000, PricewaterhouseCoopers LLP tendered their resignation as the Company's independent certified public accountants, effective upon the completion of their audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2000.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARLUX FRAGRANCES, INC.




/s/ Frank A. Buttacavoli
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Frank A. Buttacavoli, Executive Vice President, Chief Operating Officer,
Chief Financial Officer and Director



Date:    October 10, 2000